REPUBLIC OF KENYA

COUNTY GOVERNMENT OF SIAYA

THE COUNTY GOVERNMENT OF SIAYA IN PARTNERSHIP WITH THE INTERNATIONAL COMPANY AMERICATOWEN HOLDINGS WILL PURCHASE, DELIVER AND MAINTAIN THE FOLLOWING:-

1. Forklifts 70 units - Counterbalance Forklift with pneumatic tyres
2. Modern water pipes 4000 pieces - Galvanized Steel (Metal)
3. Modern fighting fire equipments 120 units
   - Fire extinguisher filled with :-
     - Foam
     - Carbon dioxide
     - Vet chemicals
     - Hallon 12111(BCF)
4. Trucks not exceeding 30 tones 480 units
   - Shacman heavy duty
5. Modern drilling machines 600 units - 40 mm heavy duty all geared grilled machine with auto feed, auto lift and double column.
6. Motor vehicles - chevy Colorado 4wd
7. Standby generators 500 units - siemens industrial generators 370 mva.
8. Cranes and graders 120 unit - caterpillar
9. Tractors 120 units - agricultural tractors mostly ford will be the best
10. Earth movers machines 120 units - komatsu D575A- 3 super dozer

NOTE: WE WOULD ALSO LIKE TO GET YOUR OPINION ON THE BEST MACHINES TO BE USED.